Exhibit 17(q)

MERCURY INTERNATIONAL VALUE V.I. FUND a series of MERCURY VARIABLE TRUST P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Stephen M. Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Mercury International Value V.I. Fund (the “Fund”), a series of Mercury Variable Trust, held of record by the undersigned on October 7, 2003 at the special meeting of shareholders of the Fund to be held on November 17, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between Mercury Variable Trust, on behalf of Mercury International Value V.I. Fund, and Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch International Value V.I. Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND a series of MERCURY V.I. FUNDS, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Stephen M. Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Merrill Lynch Large Cap Growth V.I. Fund (the “Fund”), a series of Mercury V.I. Funds, Inc., held of record by the undersigned on September 12, 2003 at the special meeting of shareholders of the Fund to be held on November 17, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between Mercury V.I. Funds, Inc., on behalf of Merrill Lynch Large Cap Growth V.I. Fund, and Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Large Cap Growth V.I. Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MERRILL LYNCH FOCUS TWENTY V.I. FUND a series of MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Stephen M. Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Merrill Lynch Focus Twenty V.I. Fund (the “Fund”), a series of Merrill Lynch Variable Series Funds, Inc., held of record by the undersigned on September 12, 2003 at the special meeting of shareholders of the Fund to be held on November 17, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Focus Twenty V.I. Fund, and Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Large Cap Growth V.I. Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MERRILL LYNCH RESERVE ASSETS V.I. FUND a series of MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Stephen M. Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Merrill Lynch Reserve Assets V.I. Fund (the “Fund”), a series of Merrill Lynch Variable Series Funds, Inc., held of record by the undersigned on September 12, 2003 at the special meeting of shareholders of the Fund to be held on November 17, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Reserve Assets V.I. Fund, and Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Domestic Money Market V.I. Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MERRILL LYNCH DEVELOPING CAPITAL MARKETS V.I. FUND a series of MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Stephen M. Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Merrill Lynch Developing Capital Markets V.I. Fund (the “Fund”), a series of Merrill Lynch Variable Series Funds, Inc., held of record by the undersigned on September 12, 2003 at the special meeting of shareholders of the Fund to be held on November 17, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Developing Capital Markets V.I. Fund, and Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch Global Allocation V.I. Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.